EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Corner Growth Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marvin Tien, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2024

By:	/s/ Marvin Tien
	Name:	Marvin Tien
	Title:	Co-Chairman, Chief Executive Officer,
Director and Acting Chief Financial Officer
(Principal Executive Officer)